UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 21, 2013

Date of Report (Date of earliest event reported)

DIODES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4949 Hedgcoxe Road, Suite 200 Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

(972) 987-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Bonuses

On February 21, 2013, the Compensation Committee of the Board of Directors of Diodes Incorporated (the “Company”) awarded cash bonuses to the following named executive officers of the Company for services rendered in fiscal 2012:

Name	Position	Amount
Keh-Shew Lu	President and Chief Executive Officer	$610,000
Richard D. White	Chief Financial Officer, Secretary and Treasurer	205,000
Mark A. King	Senior Vice President – Sales and Marketing	145,000
Edmund Tang	Vice President – Corporate Administration	135,000
Joseph Liu	Senior Vice President – Operations	170,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2013	DIODES INCORPORATED

	By:	/s/ Richard D. White
Richard D. White,
Chief Financial Office